UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   April 22, 2003

                                -----------------

                                  I-TRAX, INC.
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             (Exact name of registrant as specified in its charter)

               Delaware                                 0-30275                              23-3057155
       ------------------------                ------------------------               ------------------------
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)

                     One Logan Square
                130 N. 18th St., Suite 2615
                Philadelphia, Pennsylvania                                            19103
     ------------------------------------------------                  -----------------------------------
         (Address of principal executive offices)                                   (Zip Code)


Registrant's telephone number, including area code:           (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)






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Item 9. Regulation FD Disclosure

         I-trax, Inc. is holding an investor conference call on Tuesday, April 22, 2003 beginning at 2:00 p.m. EST. The conference is accessible by the investing public by dialing 800-328-1382, which was publicized through a press release issued on April 16, 2003. The purpose of the call is for Frank A. Martin, I-trax's Chief Executive Officer to review I-trax's 2002 performance and I-trax's prospects for 2003. The text of Mr. Martin's presentation is attached to this current report as Exhibit 99.1.

         A tape of the investor conference call will be available through Tuesday, May 6, 2003 at 800-642-1687. The conference ID number is 9828651.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              I-TRAX, INC.



Date:  April 22, 2003                         By:   /s/ Frank A. Martin
                                                  ------------------------------
                                              Name:   Frank A. Martin
                                              Title:     Chief Executive Officer


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